UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported): July 3, 2002

                        CONCEPTS DIRECT, INC.
   ____________________________________________________________________
         (Exact name of registrant as specified in its chapter)

         Delaware                0-20680               52-178189
_________________________  _______________________  _______________________
(State of other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                           Identification No.)

2950 Colorful Avenue, Longmont, CO                80504
_____________________________           ______________________________
(Address of princiapl executive         (Zip Code)
offices)

Registrant's telephone number, including area code: (303) 682-7147

Item 5. Other Events and Regulation FD Disclosure.

On July 2, 2001, Concepts Direct, Inc. issued a press release, which announced that Concepts Direct was taking steps to reduce its expenses including a reduction in its workforce and decrease in its catalog circulation. A copy of the press release is included under Item 7, Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit                 Description

99.1                    Concepts Direct, Inc. Press Release *

*      Exhibit filed herewith.

                          SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONCEPTS DIRECT, INC.


Date: July 3, 2002            /S/Cody S. Mcgarraugh
                              ___________________________
                              Cody S. McGarraugh
                              Chief Financial Officer


Exhibit 99.1

Add Press Release